UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2025

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CHORD ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2025, Chord Energy Corporation (the “Company”) announced the appointment of Lara Kroll as Senior Vice President and Chief Accounting Officer, effective March 15, 2025. Until her appointment, Ms. Kroll had served as the Company’s Senior Vice President, Accounting, and as the Company’s (and including as its predecessor Oasis Petroleum Inc.’s (“Oasis”)) Vice President Accounting since 2017. Prior to that she held roles of increasing responsibility over accounting and financial reporting and internal controls at Oasis.
Ms. Kroll, age 47, is a seasoned officer with more than 20 years of experience in the oil and gas industry. Prior to joining Oasis in 2010, she held positions of increasing responsibility with PricewaterhouseCoopers LLP in their audit practice, working with various clients in the energy sector, handling SEC filings, financial reporting, internal controls and related Board reporting. Ms. Kroll holds a Bachelor of Science in Accounting from Purdue University.
The Company did not enter into any material plan, contract or arrangement with Ms. Kroll in connection with her appointment as Senior Vice President and Chief Accounting Officer. There are no arrangements or understandings between Ms. Kroll and any other persons pursuant to which she was selected to serve as the Company’s Senior Vice President and Chief Accounting Officer. There are no family relationships between Ms. Kroll and any director or executive officer of the Company, and Ms. Kroll has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHORD ENERGY CORPORATION (Registrant)

Date: March 14, 2025	By:	/s/ Shannon B. Kinney
Shannon B. Kinney
Executive Vice President, General Counsel and Corporate Secretary